UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 13, 2008

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

               000-18122                          87-0454148
               ---------                          ----------
       (Commission File Number)      (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
                           ---------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)

ITEM 2.02. Results of Operations and Financial Condition
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On May 13, 2008 the Company issued a press release containing its financial results for the three months ended March 31, 2008. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.


ITEM 9.01. Financial Statements and Exhibits
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Exhibit Number      Exhibit Title
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99.1 Press release dated March 13, 2008 announcing results of operations for the three month ended march 31, 2008.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ARC WIRELESS SOLUTIONS, INC.


Date: May 13, 2008         By: /s/ Monty R. Lamirato
                           -------------------------
                                   Monty R. Lamirato
                                   Chief Financial Officer